UNION BANKSHARES, LTD.

                 Independent Accountants' Report
              and Consolidated Financial Statements

                 December 31, 1998, 1997 and 1996
                            (Audited)
                   September 30, 1999 and 1998
                           (Unaudited)

                      UNION BANKSHARES, LTD.


                 DECEMBER 31, 1998, 1997 AND 1996
                            (AUDITED)
                   SEPTEMBER 30, 1999 AND 1998
                           (UNAUDITED)


                        TABLE OF CONTENTS



                                                       PAGE

INDEPENDENT ACCOUNTANTS' REPORT. . . . . . . . . . . . . . . . .F-2


CONSOLIDATED FINANCIAL STATEMENTS

  Balance Sheets     . . . . . . . . . . . . . . . . . . . . . .F-3

  Statements of Income . . . . . . . . . . . . . . . . . . . . .F-5

  Statements of Comprehensive Income (Loss). . . . . . . . . . .F-7

  Statements of Stockholders' Equity . . . . . . . . . . . . . .F-8

  Statements of Cash Flows . . . . . . . . . . . . . . . . . . F-10

  Notes to Financial Statements. . . . . . . . . . . . . . . . F-12

                 INDEPENDENT ACCOUNTANTS' REPORT


The Board of Directors
Union Bankshares, Ltd.
Denver, Colorado


     We have audited the accompanying consolidated balance sheets of UNION BANKSHARES, LTD. as of December 31, 1998 and 1997, and the related consolidated statements of income, comprehensive income (loss), stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the 1998 and 1997 consolidated financial statements referred to above present fairly, in all material respects, the financial position of UNION BANKSHARES, LTD. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

     As described in Note 1, in 1997, the Company retroactively changed its method of computing earnings per share to adopt the provisions of Financial Accounting Standards Board Statement No.
128.





Denver, Colorado
January 20, 1999

                      UNION BANKSHARES, LTD.

                   CONSOLIDATED BALANCE SHEETS



                              ASSETS



                                  SEPTEMBER 30,
                                   (UNAUDITED)                    DECEMBER 31,
                             1999             1998             1998          1997
Cash and due from banks                $14,528,000    $17,140,000    $18,914,000    $15,314,000
Federal funds sold                       7,200,000     11,000,000     26,505,000     11,400,000

  Total Cash and
    Cash Equivalents                    21,728,000     28,140,000     45,419,000     26,714,000

Held-to-maturity securities             34,045,000     25,786,000     27,469,000     27,929,000

Available-for-sale
  securities                           111,728,000     58,515,000     77,594,000     37,180,000

Other investments                        1,949,000        970,000        988,000        916,000

Loans, net                             166,440,000    125,625,000    144,517,000    120,659,000

Mortgage loans held for sale                     -      2,504,000      4,285,000      1,253,000

Excess of cost over fair
  value of net assets
  acquired, net of
  amortization            6,765,000      2,551,000      7,169,000      2,720,000

Premises and equipment                   3,245,000      2,030,000      3,276,000      1,378,000

Accrued interest receivable              2,451,000      1,636,000      1,542,000      1,353,000

Other assets                             3,537,000      1,641,000      2,318,000      1,403,000








     Total Assets                     $351,888,000   $249,398,000   $314,577,000   $221,505,000

See Notes to Consolidated Financial Statements

               LIABILITIES AND STOCKHOLDERS' EQUITY

                                  SEPTEMBER 30,
                                   (UNAUDITED)                    DECEMBER 31,
                             1999             1998             1998          1997
LIABILITIES
  Deposits:
    Demand                             $85,095,000    $67,038,000    $78,017,000    $57,565,000
    NOW                                 26,865,000     18,009,000     25,852,000     18,914,000
    Money Market                        82,246,000     61,245,000     65,452,000     65,074,000
    Savings                             18,702,000     11,836,000     19,221,000     10,798,000
    Time                                79,251,000     58,935,000     83,108,000     37,725,000
          Total Deposits               292,159,000    217,063,000    271,650,000    190,076,000

  Notes payable                         28,600,000     11,000,000     10,000,000     12,000,000
  Guaranteed Preferred
     Beneficial Interests in
     Company's Debentures               10,304,000            ---     10,304,000              -
  Accrued interest payable                 338,000        252,000        471,000        187,000
  Other liabilities                        976,000      1,224,000      1,808,000      1,020,000
          Total Liabilities            332,377,000    229,539,000    294,233,000    203,283,000

STOCKHOLDERS' EQUITY
  Preferred stock,
     $.001 par value; authorized
     1,355,790 shares; issued
     and outstanding
     -0- shares                                  -              -              -              -
  Common stock,
     $.001 par value;
     authorized
     10,000,000 shares;
     issued and outstanding
     1998 - 2,342,014 shares;
     1997 - 2,332,014 shares                 2,000          2,000          2,000          2,000
  Additional paid-in capital             9,672,000      9,610,000      9,639,000      9,583,000
  Retained earnings                     11,114,000      9,631,000     10,060,000      8,384,000
  Accumulated other comprehensive
   income:
     Unrealized (depreciation)
     appreciation on
     available-for-sale
     securities, net of
     applicable
     income taxes of
     $(683,000); $347,000;
     $365,000 and $116,000 in
     1999, 1998, 1998 and 1997,
     respectively                      (1,277,000)        616,000        643,000        253,000
          Total Stockholders'
           Equity                       19,511,000     19,859,000     20,344,000     18,222,000

          Total Liabilities
           and Stockholders'
           Equity                     $351,888,000   $249,398,000   $314,577,000   $221,505,000

See Notes to Consolidated Financial Statements

                      UNION BANKSHARES, LTD.

                CONSOLIDATED STATEMENTS OF INCOME



                                         NINE MONTHS ENDED
                                             SEPTEMBER 30,
                                               (UNAUDITED)
                                              1999           1998
INTEREST INCOME
  Interest and fees on loans           $11,033,000     $9,385,000
  Interest on investment
   securities:
    U.S. government agencies and
     corporations                        5,201,000      2,189,000
    State and other
      political subdivisions             1,020,000      1,018,000
    Interest on federal funds
     sold and interest-bearing
     deposits in other
     banks                                 334,000        487,000
          Total Interest
          Income                        17,588,000     13,079,000

INTEREST EXPENSE
  Deposits                               5,284,000      3,932,000
  Federal funds purchased                  137,000          2,000
  Notes payable                          1,458,000        582,000
          Total Interest
          Expense                        6,879,000      4,516,000

NET INTEREST INCOME                     10,709,000      8,563,000

PROVISION FOR LOAN LOSSES                  102,000        243,000

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES               10,607,000      8,320,000

NONINTEREST INCOME
  Service charges                          491,000        292,000
  Gain on sale of
    available-for-sale
    securities, net         266,000         25,000
  Other                                    531,000        398,000
     Total Noninterest
       Income                            1,288,000        715,000

NONINTEREST EXPENSE
  Salaries and employee
    benefits                             5,387,000      4,009,000
  Amortization of excess
    of cost over
    fair value of net
    assets acquired         404,000        170,000
  Occupancy and
    equipment                            1,513,000      1,095,000
  Other operating
    expenses                             3,023,000      2,273,000
     Total Noninterest
    Expense                             10,327,000      7,547,000



                                                    YEAR ENDED DECEMBER 31,
                                              1998                 1997              1996
INTEREST INCOME
  Interest and fees on loans                 $12,585,000         $11,448,000       $9,404,000
  Interest on investment securities:
    U.S. government agencies and
     corporations                              3,121,000           2,887,000        2,215,000
    State and other
      political subdivisions                   1,415,000           1,399,000        1,730,000
    Interest on federal funds
     sold and interest-bearing
     deposits in other
     banks                                       796,000             226,000          177,000
          Total Interest Income               17,917,000          15,960,000       13,526,000

INTEREST EXPENSE
  Deposits                                     5,519,000           4,121,000        3,736,000
  Federal funds purchased                          2,000             110,000           91,000
  Notes payable                                  799,000             887,000          385,000
          Total Interest Expense               6,320,000           5,118,000        4,212,000

NET INTEREST INCOME                           11,597,000          10,842,000        9,314,000

PROVISION FOR LOAN LOSSES                        278,000             360,000          285,000

NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES                     11,319,000          10,482,000        9,029,000

NONINTEREST INCOME
  Service charges                                405,000             371,000          368,000
  Gain on sale of
    available-for-sale
    securities, net          43,000              101,000             162,000
  Other                                          514,000             486,000          507,000
     Total Noninterest
       Income                                    962,000             958,000        1,037,000

NONINTEREST EXPENSE
  Salaries and employee
    benefits                                   5,311,000           4,477,000        3,994,000
  Amortization of excess
    of cost over
    fair value of net
    assets acquired         232,000              226,000             226,000
  Occupancy and
    equipment                                  1,537,000           1,232,000        1,223,000
  Other operating
    expenses                                   3,187,000           2,518,000        2,173,000
     Total Noninterest
    Expense                                   10,267,000           8,453,000        7,616,000

See Notes to Consolidated Financial Statements

                      UNION BANKSHARES, LTD.

                CONSOLIDATED STATEMENTS OF INCOME
                           (CONTINUED)

                                                   NINE MONTHS ENDED
                                                     SEPTEMBER 30,
                                 (UNAUDITED)              YEAR ENDED DECEMBER 31,
                                         1999       1998        1998        1997         1996
INCOME BEFORE INCOME
TAXES AND
EXTRAORDINARY ITEM                  1,568,000  1,488,000   2,014,000   2,987,000    2,450,000

INCOME TAXES                          514,000    240,000     377,000     851,000      540,000

INCOME BEFORE
EXTRAORDINARY ITEM                  1,054,000  1,248,000   1,637,000   2,136,000    1,910,000

EXTRAORDINARY ITEM
  Loss on early
  extinguishment of
  debt (net of
  applicable income
  taxes of $201,000)                        -          -           -           -      337,000

NET INCOME                         $1,054,000 $1,248,000  $1,637,000  $2,136,000   $1,573,000

EARNINGS PER SHARE
 BASIC
  Income before
  extraordinary
  item                                   $.45       $.53        $.70        $.92         $.83
  Extraordinary item, net                 $--       $ --         $--         $--       $(.15)

  Net income                            $ .45      $ .53       % .70       $ .92        $ .68
  Weighted average
  number of
  common shares
  outstanding                       2,348,875  2,338,446   2,339,119   2,317,056    2,298,804

  DILUTED
  Income before
     extraordinary
     item                 $.40           $.47       $.62        $.84        $.79
  Extraordinary item,
     net                                  $--       $ --        $ --        $ --      $ (.14)
  Net income                            $ .40      $ .47       $ .62       $ .84        $ .65
  Weighted average number
  of common shares
  outstanding                       2,634,270  2,630,620   2,622,753   2,534,904    2,415,488

See Notes to Consolidated Financial Statements

                 UNION BANKSHARES, LTD.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                   NINE MONTHS ENDED
                                                     SEPTEMBER 30,
                                 (UNAUDITED)              YEAR ENDED DECEMBER 31,
                                         1999       1998        1998        1997         1996

NET INCOME                       $1,054,000   $1,248,000    $1,637,000  $2,136,000    $1,573,000

OTHER COMPREHENSIVE
INCOME (LOSS)
 Unrealized appreciation
 (depreciation) on
 available-for-sale
 securities, net of
 income taxes of
 $(1,194,000),
 $221,000, $195,000,
 $-0-, and $(214,000)
 for September 30, 1999
 and 1998 and
 December 31, 1998,
 1997, and
 1996, respectively             (2,087,000)      347,000       416,000           -     (360,000)

LESS: reclassification
adjustment for realized
(gain) losses included
in net income, net of
income taxes
of $91,000, $10,000,
$15,000, $38,000, and
$60,000, for
September 30, 1999
and 1998 and
December 31, 1998,
1997, and
1996, respectively                  167,000       16,000      (26,000)    (63,000)     (102,000)

Unrealized appreciation
on investment securities
transferred from
available-for-sale
to held-to-
maturity including
amortization                              -            -             -    (32,000)      (42,000)

COMPREHENSIVE INCOME
(LOSS)                           $(866,000)   $1,611,000    $2,207,000  $2,041,000    $1,069,000


See Notes to Consolidated Financial Statements

                      UNION BANKSHARES, LTD.

         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

           YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                                ADDITIONAL
                                                                                  PAID-IN
                                             SHARES              AMOUNT           CAPITAL
BALANCE, DECEMBER 31, 1995                  2,291,340            $2,000        $9,383,000
  Shares issued for stock
   option plan                                  4,540                 -             25,000
  Shares issued upon conversion and
    retirement of notes                         4,084                 -             26,000
  Net change in unrealized
   appreciation of
   available-for-sale
   securities, net of income
   taxes of $238,000                                -                 -                  -
  Unrealized appreciation on
   investment securities
   transferred from available-
    for-sale to held-to-maturity
    including amortization                          -                 -                  -
  Net income                                        -                 -                  -

BALANCE, DECEMBER 31, 1996                  2,299,964             2,000          9,434,000
 Shares issued for stock
 option plan                                   32,050                 -            149,000
 Net change in unrealized
   appreciation of
   available-for-sale
   securities, net of
   income taxes of $33,000                          -                 -                  -     Net change in unrealized
   appreciation on investment
   securities transferred from
   available-for-sale to
   held-to-maturity
   including amortization                           -                 -                  -
  Net income                                        -                 -                  -

BALANCE, DECEMBER 31, 1997                  2,332,014            $2,000         $9,583,000

See Notes to Consolidated Financial Statements


                                         ACCUMULATED
                                            OTHER
                                        COMPREHENSIVE
                                        ----INCOME---
                                         UNREALIZED
                                         APPRECIATION
                                       (DEPRECIATION)
                                        ON AVAILABLE-
                                          FOR-SALE             RETAINED
                                         SECURITIES            EARNINGS            TOTAL
BALANCE, DECEMBER 31, 1995                  $852,000         $4,675,000        $14,912,000
  Shares issued for stock
   option plan                                      -                 -             25,000
  Shares issued upon
   conversion and
    retirement of notes                             -                 -             26,000
  Net change in unrealized
   appreciation of
   available-for-sale
   securities, net of income
   taxes of $238,000                        (462,000)                 -          (462,000)
  Unrealized appreciation on
   investment securities
   transferred from available-
    for-sale to held-to-maturity
    including amortization                   (42,000)                 -           (42,000)
  Net income                                        -         1,573,000          1,573,000

BALANCE, DECEMBER 31, 1996                    348,000         6,248,000         16,032,000
 Shares issued for stock
 option plan                                        -                 -            149,000
 Net change in unrealized
   appreciation of
   available-for-sale
   securities, net of
   income taxes of $33,000                   (63,000)                 -           (63,000)
  Net change in unrealized
   appreciation on investment
   securities transferred from
   available-for-sale to
   held-to-maturity
   including amortization                    (32,000)                 -           (32,000)
  Net income                                        -         2,136,000          2,136,000

BALANCE, DECEMBER 31, 1997                   $253,000        $8,384,000        $18,222,000


See Notes to Consolidated Financial Statements

                      UNION BANKSHARES, LTD.

         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                           (CONTINUED)

           YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                                ADDITIONAL
                                                                                  PAID-IN
                                             SHARES              AMOUNT           CAPITAL
BALANCE, DECEMBER 31, 1997
  (brought forward)                         2,332,014            $2,000         $9,583,000
  Shares issued for stock
  option plan                                  10,000                 -             56,000
  Net change in unrealized
  appreciation of
  available-for-sale
  securities, net of
  income taxes of $249,000                          -                 -                  -
 Increase in retained
  earnings due to
   stock option plans                               -                 -                  -
 Net income                                         -                 -                  -


BALANCE, DECEMBER 31, 1998                  2,342,014             2,000          9,639,000

  Shares issued for stock
  option plan                                   6,000                 -             33,000
 Net change in unrealized
 appreciation of available-
  for-sale securities,
 net of income taxes of
 $(1,103,000)                                       -                 -                  -
Net income                                          -                 -

BALANCE, SEPTEMBER 30, 1999                 2,348,014            $2,000         $9,672,000




                                         ACCUMULATED
                                            OTHER
                                        COMPREHENSIVE
                                        ----INCOME---
                                         UNREALIZED
                                         APPRECIATION
                                       (DEPRECIATION)
                                        ON AVAILABLE-
                                          FOR-SALE             RETAINED
                                         SECURITIES            EARNINGS            TOTAL
BALANCE, DECEMBER 31, 1997
  (brought forward)                          $253,000        $8,384,000        $18,222,000
  Shares issued for stock
  option plan                                       -                 -             56,000
  Net change in unrealized
  appreciation of
  available-for-sale
  securities, net of
  income taxes of $249,000                    390,000                 -            390,000
 Increase in retained
  earnings due to
   stock option plans                               -            39,000             39,000
 Net income                                         -         1,637,000          1,637,000

BALANCE, DECEMBER 31, 1998                    643,000        10,060,000         20,344,000

  Shares issued for stock
  option plan                                       -                 -             33,000
 Net change in unrealized
 appreciation of available-
  for-sale securities,
 net of income taxes of
 $(1,103,000)                             (1,920,000)                 -        (1,920,000)
Net income                                          -         1,054,000          1,054,000

BALANCE, SEPTEMBER 30, 1999              $(1,277,000)       $11,114,000        $19,511,000

See Notes to Consolidated Financial Statements

                      UNION BANKSHARES, LTD.

              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                      NINE MONTHS ENDED
                                                         SEPTEMBER 30,
                                                          (UNAUDITED)
                                                           1999                       1998
CASH FLOWS FROM
OPERATING ACTIVITIES
  Net income
  Adjustments to reconcile net income
   to net cash provided by
   (used in) operating activities:
    Gain on sale of securities
    Extraordinary item
    Federal Home Loan Bank stock
    dividend
    Amortization (accretion) of
     premium/discount on investments
    Amortization of deferred loan
   fees, net of costs
    Deferred income taxes
    Provision for loan losses
    Depreciation and amortization
    Amortization of excess of cost over fair
     value of net assets acquired
  Changes in:
  Mortgage loans held for sale
  Accrued interest receivable
  Prepaid expenses and other assets
  Accrued interest payable
  Other liabilities
   Net cash provided by
   (used in) operating
   activities                                      $(1,591,000)                   $996,000

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of
 available-for-sale securities                       12,639,000                 19,295,000
  Proceeds from maturities of
  held-to-maturity securities                        19,670,000                 24,838,000
  Proceeds from sale of
   available-for-sale securities                     17,149,000                  2,207,000
  Purchase of available-for-sale
  securities                                       (84,709,000)               (62,248,000)
  Purchase of held-to-maturity
  securities                                        (3,958,000)                (3,237,000)
  Purchase of other investments                       (961,000)                   (54,000)
  Net decrease (increase) in loans                 (20,674,000)                (5,405,000)
  Purchase of Lakewood State Bank,
  net of cash acquired                                        -                          -
  Purchase of premises and
  equipment                                           (548,000)                  (979,000)
  Proceeds from sale of other
  real estate owned                                     150,000                          -
   Net cash used in investing
   activities                                      (61,242,000)               (25,583,000)





                                                            YEAR ENDED DECEMBER 31,
                                                     1998             1997            1996
CASH FLOWS FROM
OPERATING ACTIVITIES
  Net income                                     $1,637,000       $2,136,000      $1,573,000
  Adjustments to reconcile
  net income to net cash
  provided by (used in)
  operating activities:
    Gain on sale of securities                     (41,000)        (101,000)       (162,000)
    Extraordinary item                                    -                -         337,000
    Federal Home Loan Bank stock
    dividend                                       (72,000)         (53,000)               -
    Amortization (accretion) of
     premium/discount on investments                455,000        (140,000)     (2,323,000)
    Amortization of deferred loan
   fees, net of costs                           (1,296,000)        (955,000)       (395,000)
    Deferred income taxes                         (230,000)        (216,000)       (125,000)
    Provision for loan losses                       278,000          360,000         285,000
    Depreciation and amortization                   491,000          415,000         429,000
    Amortization of excess of cost
    over fair value of net
    assets acquired                                 232,000          226,000         226,000
  Changes in:
  Mortgage loans held for sale                  (3,032,000)      (1,253,000)               -
  Accrued interest receivable                        72,000        (246,000)        (22,000)
  Prepaid expenses and other assets               (581,000)            7,000        (83,000)
  Accrued interest payable                           97,000           92,000       (135,000)
  Other liabilities                                 671,000          103,000        (13,000)
   Net cash provided by
   (used in) operating
   activities                                   (1,319,000)          375,000       (408,000)
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of
 available-for-sale securities                   24,932,000        8,809,000       8,600,000
  Proceeds from maturities of
  held-to-maturity securities                     6,995,000        8,652,000       3,473,000
  Proceeds from sale of available-for-
   sale securities                                2,312,000       13,161,000      34,111,000
  Purchase of available-for-sale
  securities                                   (55,426,000)     (24,077,000)    (38,731,000)
 Purchase of held-to-maturity
  securities                                    (6,710,000)      (7,003,000)     (1,010,000)
  Purchase of other investments                           -        (369,000)       (85,000)
  Net decrease (increase) in loans                  104,000     (21,086,000)    (19,004,000)
  Purchase of Lakewood State Bank,
  net of cash acquired                              520,000                -               -
  Purchase of premises and
  equipment                                     (1,306,000)        (220,000)       (295,000)
  Proceeds from sale of other
  real estate owned                                       -                -               -
   Net cash used in investing
   activities                                  (28,579,000)     (22,133,000)    (12,941,000)


See Notes to Consolidated Financial Statements

                 UNION BANKSHARES, LTD.

          CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (CONTINUED)

                                                      NINE MONTHS ENDED
                                                         SEPTEMBER 30,
                                                          (UNAUDITED)
                                                    1999                   1998
CASH FLOWS FROM
FINANCING ACTIVITIES
  Net increase in demand deposits,
  money market, NOW, and
  savings accounts                               24,366,000               5,777,000
  Net increase (decrease) in
  time deposits                                 (3,857,000)              21,210,000       Change in federal funds
  purchased                                               -                       -       Proceeds from issuance of
  notes payable                                  33,600,000                       -       Principal repayments of
  notes payable                                (15,000,000)             (1,000,000)       Proceeds from issuance of
  common stock                                       33,000                  26,000
  Proceeds from issuance of
  Guaranteed Preferred
  Beneficial Interests in
   Company's Debentures                                   -                       -
   Net cash provided by
    financing activities                         39,142,000              26,013,000
NET (DECREASE) INCREASE IN
CASH AND CASH EQUIVALENTS                      (23,691,000)               1,426,000
CASH AND CASH EQUIVALENTS,
BEGINNING OF YEAR                                45,419,000              26,714,000
CASH AND CASH EQUIVALENTS,
END OF YEAR                                     $21,728,000             $28,140,000






                                                            Year Ended December 31,
                                                     1998          1997             1996
CASH FLOWS FROM
FINANCING ACTIVITIES
  Net increase in demand deposits,
  money market, NOW, and
  savings accounts                                8,700,000      23,547,000       11,665,000
  Net increase (decrease) in
  time deposits                                  31,543,000      10,120,000        4,569,000
  Change in federal funds
  purchased                                               -     (6,200,000)        2,200,000
  Proceeds from issuance of
  notes payable                                           -      10,000,000        4,000,000
  Principal repayments of
  notes payable                                 (2,000,000)     (1,500,000)      (7,077,000)
  Proceeds from issuance of
  common stock                                       56,000         149,000           51,000
  Proceeds from issuance of
  Guaranteed Preferred
  Beneficial Interests in
   Company's Debentures                          10,304,000               -                -
   Net cash provided by
    financing activities                         48,603,000      36,116,000       15,408,000
NET (DECREASE) INCREASE IN
CASH AND CASH EQUIVALENTS                        18,705,000      14,358,000        2,059,000

CASH AND CASH EQUIVALENTS,
BEGINNING OF YEAR                                26,714,000      12,356,000       10,297,000

CASH AND CASH EQUIVALENTS,
END OF YEAR                                     $45,419,000     $26,714,000      $12,356,000


See Notes to Consolidted Financial Statements

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996





NOTE 1:   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES

NATURE OF OPERATIONS

    Union Bank and Trust (Bank) is a wholly-owned subsidiary of Union Bankshares, Ltd. (Bankshares) (collectively referred to as Company). The Bank provides a full range of banking services to customers, primarily living in the Denver metropolitan area, through its home office and three branch facilities located in the Denver area. The Bank is subject to competition from other financial institutions. The Bank is also subject to the regulation of certain federal and state agencies and undergoes periodic examinations by those regulatory authorities.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses and the valuation of real estate acquired in connection with foreclosures or in satisfaction of loans. In connection with the determination of the allowance for loan losses and the valuation of foreclosed assets held for sale, management obtains independent appraisals for significant properties.

    Management believes that the allowance for loan losses and the valuation of foreclosed assets held for sale are adequate. While management uses available information to recognize losses on loans and foreclosed assets held for sale, changes in economic conditions may necessitate revision of these estimates in future years. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance for loan losses and valuation of foreclosed assets held for sale. Such agencies may require the Bank to recognize additional losses based on their judgments of information available to them at the time of their examination.

PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of Union Bankshares, Ltd. and its wholly-owned subsidiary, Union
Bank and Trust. All significant intercompany balances and transactions have been eliminated.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 1:  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES (CONTINUED)

OPERATING SEGMENTS

    The Bank is organized on a branch by branch basis, upon which management makes decisions regarding how to allocate resources and assess performance. Each of the branch banks provides a group of similar community banking services, including such core products and services as loans, time deposits, checking and saving accounts, as well as products that compliment these core products.

CASH AND CASH EQUIVALENTS

    The Company considers all liquid investments with original maturities of three months or less to be cash equivalents. At
December 31, 1998, cash equivalents consisted of federal funds sold.

    Pursuant to normal banking practices, the Bank is required to maintain certain balances (reserves) with the Federal Reserve Bank. Included in cash and due from banks in the accompanying consolidated balance sheets are required reserve balances of approximately $4,263,000 and $1,525,000 at December 31, 1998 and 1997, respectively.

    As of December 31, 1998, the Company had approximately
$5,330,000 on deposit in one financial institution.

INVESTMENTS IN DEBT AND EQUITY SECURITIES

    Available-for-sale securities, which include any security for which the Company has no immediate plan to sell but which may be sold in the future, are carried at fair value. Realized gains and losses, based on specifically identified amortized cost of the specific security, are included in other income. Unrealized gains and losses are recorded, net of related income tax effects, in stockholders' equity. Premiums and discounts are amortized and accreted, respectively, to interest income using the level-yield method over the period to maturity.

    Held-to-maturity securities, which include any security for which the Company has the positive intent and ability to hold until maturity, are carried at historical cost adjusted for amortization of premiums and accretion of discounts. Premiums and discounts are amortized and accreted, respectively, to interest income using the level-yield method over the period to maturity.

    Interest and dividends on investments in debt and equity securities are included in income when earned.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 1:  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES (CONTINUED)

FEE INCOME

    Loan origination fees, net of direct origination costs, are recognized as income using the level-yield method over the term of the loans.

LOANS

    Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-offs are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans.

ALLOWANCE FOR LOAN LOSSES

    The allowance for loan losses is increased by provisions charged to expense and reduced by loans charged off, net of recoveries. The allowance is maintained at a level considered adequate to provide for potential loan losses, based on management's evaluation of the loan portfolio, as well as on prevailing and anticipated economic conditions and historical losses by loan category. General allowances have been established, based upon the aforementioned factors, and allocated to the individual loan categories, including consumer loans and real estate mortgage loans that are collectively evaluated. Allowances are accrued on specific loans evaluated for impairment for which the basis of each loan, including accrued interest, exceeds the discounted amount of expected future collections of interest and principal or, alternatively, the fair value for loan collateral using a single risk category method of identification.

    A loan is considered impaired when it is probable that the Bank will not receive all amounts due according to the contractual terms of the loan. This includes loans that are delinquent 90 days or more (nonaccrual loans) and certain other loans identified by management. Accrual of interest is generally discontinued, and interest accrued and unpaid is removed, at the time such amounts are delinquent 90 days. Interest is recognized for nonaccrual loans only upon receipt, and only after all principal amounts are current according to the terms of the contract. Loans are charged off when, in the opinion of management, all or a portion of the principal outstanding is no longer collectible.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996

NOTE 1:  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
         ACCOUNTING POLICIES  (Continued)

MORTGAGE LOANS HELD FOR SALE

    Mortgage loans held for sale are normally sold within 120 days of origination and are carried at the lower of cost or market. Gains and losses resulting from sales of mortgage loans are recognized when the respective loans are sold to investors.
Gains and losses are determined by the difference between the selling price and the carrying amount of the loans sold, net of discounts collected or paid and considering a normal servicing rate.

PREMISES AND EQUIPMENT

    Depreciable assets are stated at cost less accumulated depreciation. Depreciation is charged to expense using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are capitalized and amortized using the straight-line method over the terms of the respective leases or the estimated useful lives of the improvements, whichever is shorter.

EXCESS OF COST OVER FAIR VALUE OF NET ASSETS ACQUIRED

    Excess costs of the purchased subsidiary acquired by the Company in 1985 in excess of the fair value of underlying net tangible assets is amortized on a straight-line basis over a 25 year period. The remaining balance is being amortized through 2009 at a rate of approximately $226,000 per year. The excess cost over purchase price of the branch bank acquired in 1998 is also being amortized on a straight-line basis over a 15 year life at an annual rate of $312,000 through 2014. Amortization expense related to the purchased subsidiary and branch bank in 1998 was $232,000.

FORECLOSED ASSETS HELD FOR SALE

    Assets acquired by foreclosure or in settlement of debt and held for sale are valued at estimated fair value as of the date of foreclosure, and a related valuation allowance is provided for estimated costs to sell the assets. Management evaluates the value of foreclosed assets held for sale periodically and increases the valuation allowance for any subsequent declines in fair value. Increases in the valuation allowance and gains/losses on sales of foreclosed assets are included in noninterest expense, net.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 1:   NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES  (CONTINUED)

DEBT ISSUANCE COSTS

    Debt issuance costs associated with the issuance of the 9.0%
Cumulative Trust Preferred Securities are being amortized over a ten year period.

INCOME TAXES

    Deferred tax liabilities and assets are recognized for the tax effects of differences between the financial statement and tax bases of assets and liabilities. A valuation allowance is established to reduce deferred tax assets if it is more likely than not that a deferred tax asset will not be realized.

EARNINGS PER COMMON SHARE

    Basic earnings per share is computed based on the weighted average number of common shares outstanding during each period.

    Diluted earnings per share is computed assuming exercise of all stock options having exercise prices less than the average market price of the common stock using the treasury stock method.

    All share and per share amounts have been restated to reflect the two-for-one stock split which was voted on and approved by stockholders on May 27, 1998.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 2:   INVESTMENTS IN DEBT AND EQUITY SECURITIES

    The amortized cost and approximate fair value of held-to-maturity securities was as follows at September 30, 1999
(unaudited), December 31, 1998 and 1997:


                                               GROSS         GROSS
                                AMORTIZED    UNREALIZED    UNREALIZED    APPROXIMATE
                                   COST         GAINS         LOSSES      FAIR VALUE
SEPTEMBER 30, 1999 (UNAUDITED)

U.S. Government agencies
  and corporations                       $30,313,000           $-      $(68,000)    $30,245,000
Obligations of state
  and political
  subdivisions                             3,732,000      150,000              -      3,882,000

                                         $34,045,000     $150,000      $(68,000)    $34,127,000
1998:

U.S. Government agencies
  and corporations                       $21,591,000     $501,000      $(12,000)    $22,080,000
Obligations of state and
 political subdivisions                    5,878,000      462,000              -      6,340,000

                                         $27,469,000     $963,000      $(12,000)    $28,420,000
1997:

U.S. Government agencies
  and corporations                       $21,989,000     $383,000       $(1,000)    $22,371,000
Obligations of state and
 political subdivisions                    5,940,000      370,000              -      6,310,000

                                         $27,929,000     $753,000       $(1,000)    $28,681,000

Maturities of held-to-maturity securities at December 31, 1998:

                                                    AMORTIZED    APPROXIMATE
                                                      COST        FAIR VALUE

One year or less                                $            -    $         -
After one year through five years                    4,439,000      4,552,000
After five years through ten years                   3,735,000      3,919,000
After ten years                                      1,538,000      1,710,000
Mortgage-backed and other debt
  securities                                        17,757,000     18,239,000

                                                $   27,469,000    $28,420,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 2:   INVESTMENTS IN DEBT AND EQUITY SECURITIES  (CONTINUED)

     The amortized cost and approximate fair value of available-for-sale securities was as follows at September 30, 1999 (unaudited), December 31, 1998 and 1997:


                                                       GROSS         GROSS
                                        AMORTIZED    UNREALIZED    UNREALIZED    APPROXIMATE
                                          COST         GAINS         LOSSES      FAIR VALUE
SEPTEMBER 30, 1999 (UNAUDITED)

U.S. Government agencies and
  corporations                           $92,533,000      $91,000   $(1,949,000)    $90,675,000
U.S. Treasury securities                           -            -              -              -
Obligations of state and
 political subdivisions                   21,155,000      235,000      (337,000)     21,053,000

                                        $113,688,000     $326,000   $(2,286,000)   $111,728,000
1998:

U.S. Government agencies and
  corporations                           $54,438,000     $276,000      $(10,000)    $54,704,000
U.S. Treasury securities                   3,611,000       48,000              -      3,659,000
Obligations of state and
 political subdivisions                   18,482,000      774,000       (25,000)     19,231,000

                                         $76,531,000   $1,098,000      $(35,000)    $77,594,000
1997:

U.S. Government agencies and
  corporations                           $12,804,000       $7,000      $(30,000)    $12,781,000
U.S. Treasury securities                   6,027,000       43,000              -      6,070,000
Obligations of state and
 political subdivisions                   16,981,000      388,000       (39,000)     17,330,000
Commercial paper                             999,000            -              -        999,000

                                         $36,811,000     $438,000      $(69,000)    $37,180,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 2:  INVESTMENTS IN DEBT AND EQUITY SECURITIES
        (CONTINUED)

Maturities of available-for-sale securities at December 31, 1998:


                                  AMORTIZED      APPROXIMATE
                                     COST         FAIR VALUE

One year or less                          $8,286,000       $8,295,000
After one year through
  five years                              14,292,000       14,508,000
After five years through
  ten years                               19,391,000       19,763,000
Due after ten years                        7,014,000        7,337,000
Mortgage-backed and
  other debt securities                   27,548,000       27,691,000

                                         $76,531,000      $77,594,000

     The book value of securities pledged as collateral, to secure notes payable, public deposits, and for other purposes, amounted to $55,125 at December 31, 1998 and $29,008,000 at December 31, 1997. The approximate fair value of pledged securities amounted to $56,249 at December 31, 1998 and $29,725,000 at December 31, 1997.

    Gross gains of $43,000, $131,000, and $349,000 and gross
losses of $2,000, $46,000, and $187,000 resulting from sales of available-for-sale securities were realized for 1998, 1997 and 1996, respectively.

    The Company redesignated available-for-sale securities with an aggregate amortized cost of $5,061,000 and $8,830,000 to the held-to-maturity portfolio during 1997 and 1996, respectively.

     The Bank, as a member of the Federal Home Loan Bank (FHLB) system, is required to maintain an investment in capital stock of the FHLB. As a member, the Bank has access to a $19,396,000 credit line which is secured by investment securities. No ready market exists for the FHLB stock, and it has no quoted market value. Such stock is recorded at cost and reported as other
investments.   As discussed in Note 6, the Bank had advances
outstanding at September 30, 1999 and December 31, 1998, of $28,600,000 and $10,000,000, respectively.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 3:   LOANS AND ALLOWANCE FOR LOAN LOSSES

     Categories of loans at December 31, 1998 and 1997, include:

                                             1998              1997

Commercial                              $105,618,000      $87,929,000
Real estate mortgage                       4,101,000        4,297,000
Real estate construction                  12,881,000        9,625,000
Consumer                                  24,595,000       20,933,000
                                         147,195,000      122,784,000
Allowance for loan losses                (2,678,000)      (2,125,000)

Net loans                               $144,517,000     $120,659,000


Transactions in the allowance for loan losses were as follows:

                                                    1998              1997            1996
Balance, beginning of year                        $2,125,000      $1,754,000      $1,448,000

Allowance for loan losses of
  acquired institution                               350,000               -               -
Charge offs                                         (86,000)        (24,000)        (29,000)
Recoveries                                            11,000          35,000          50,000
Net (charge offs) recoveries                        (75,000)          11,000          21,000
Provision charged to operating
 expenses         278,000                            360,000         285,000

Balance, end of year                              $2,678,000      $2,125,000      $1,754,000

     Impaired loans totaled $2,380,000 and $73,000 at December 31, 1998 and 1997, respectively. An allowance for loan losses of $362,000 and $19,000 related to impaired loans at December 31, 1998 and 1997, respectively. At December 31, 1998 and 1997, all impaired loans had allocated allowances.

     Interest of $158,000 and $8,000 was recognized on average impaired loans of $1,612,000 and $98,000 for 1998 and 1997, respectively. No interest was recognized on impaired loans on a cash basis during 1998 and 1997.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 4:   PREMISES AND EQUIPMENT

     Major classifications of premises and equipment, stated at cost, at December 31, were as follows:



                                             1998           1997

 Land                                     $150,000       $      -
 Building                                  750,000              -
 Leasehold improvements                  2,056,000      1,485,000
 Furniture and equipment                 3,082,000      2,162,000
                                         6,038,000      3,647,000
 Less accumulated
   depreciation and
   amortization                        (2,762,000)    (2,269,000)

 Net premises and
   equipment                            $3,276,000     $1,378,000


NOTE 5:   DEPOSITS

     Interest bearing deposits in denominations of $100,000 or more were $44,231,000 on December 31, 1998, and $19,969,000 on
December 31, 1997.

     At December 31, 1998, the scheduled maturities of time deposits were as follows:

          1999                                        $51,424,000
          2000                                         10,923,000
          2001                                          7,566,000
          2002                                             57,000
          2003 and thereafter                          13,138,000

                                                      $83,108,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996




NOTE 6:   NOTES PAYABLE

 Notes payable at September 30, 1999 (unaudited), December 31,
1998 and 1997, consisted of the following components:



                                            SEPTEMBER 30,
                                               1999
                                            (UNAUDITED)         1998           1997
Advances from FHLB                          $28,600,000    $10,000,000    $10,000,000
Note payable to financial
  institution                                         -              -      2,000,000

Total notes payable                         $28,600,000    $10,000,000    $12,000,000

     The Bank entered into two $5,000,000 advance agreements with the FHLB on January 21, 1997. One advance has an interest rate of 6.34% and matured January 14, 1999. The other advance has an interest rate of 6.5% and matures January 14, 2000. During 1999, the Bank entered into two additional $5,000,000 advance agreements with the FHLB at interest rates of 5.44% and 5.11% that mature on October 1, 1999 and November 5, 1999, respectively. The Bank also entered into a $10,000,000 FHLB advance agreement at an interest rate of 5.39%, maturing October 15, 1999. Additionally, the Bank entered into a line-of-credit agreement with the FHLB with outstanding borrowings as of September 30, 1999 of $3,600,000 bearing interest at a daily floating rate, repayable at any time. The advances are secured by pledges of securities as discussed in Note 2.


NOTE 7:  GUARANTEED PREFERRED BENEFICIAL INTERESTS IN COMPANY'S
        DEBENTURES

                                              1998              1997
 Guaranteed Preferred
 Beneficial Interests
 In Company's Debentures                    $10,304,000        $   -

     On October 14, 1998, the Company formed a wholly-owned business trust (the Trust) to issue preferred securities representing undivided beneficial interests in the assets of the Trust. The sole assets of the Trust are $10.3 million aggregate principal amount of the Company's 9.00% Subordinated Debenture Notes due December 17, 2028, which are redeemable on or after December 17, 2003. Such securities qualify as Tier I Capital for regulatory purposes.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 8:  INCOME TAXES

     The provision for income taxes consists of:



                                       1998         1997        1996

Taxes currently payable              $607,000   $1,067,000    $464,000
Deferred income taxes               (230,000)    (216,000)    (125,000)

                                     $377,000     $851,000     $339,000

     The tax effects of temporary differences related to deferred taxes shown in the December 31, balance sheets are:

                                                    1998         1997

Deferred tax assets:
  Allowance for loan losses                       $761,000     $572,000
  Accrued expenses                                 160,000       96,000
  Deferred loan fees                               167,000      134,000
  Deferred compensation                             37,000       24,000
  Furniture, equipment, and
   improvements                                          -       52,000
  Other real estate owned                           94,000            -
  Other                                                  -        9,000
                                                 1,219,000      887,000
Deferred tax liabilities:
  Federal Home Loan Bank Stock                    (47,000)     (20,000)
  Furniture, equipment, and
   improvements                                   (65,000)            -
  Unrealized gains on
   available-for-sale
   securities                                    (365,000)    (116,000)
  Other                                           (27,000)            -
                                                 (504,000)    (136,000)

 Net deferred tax asset                           $715,000     $751,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 8:  INCOME TAXES (CONTINUED)

     A reconciliation of income tax expenses at the statutory rate to the Company's actual income tax is shown below:


                                        1998          1997         1996

Computed at the
 statutory rate (34%)                $685,000   $1,016,000     $651,000
Increase (decrease)
 in income taxes
 resulting from:
   Tax-exempt interest              (367,000)    (328,000)    (406,000)
   Amortization of
    excess of investment
     in subsidiary over
    net assets acquired                79,000       79,000       79,000
   State income taxes,
    net of federal
    tax benefit                        16,000       17,000       24,000
   Nondeductible interest              42,000       30,000       25,000
   Other, net                        (78,000)       37,000     (34,000)

Income tax expense                   $377,000     $851,000     $339,000


NOTE 9:   EARNINGS PER SHARE

     A reconciliation of the numerators and denominators of the basic and diluted earnings per share calculation for income before extraordinary item is shown below for the years ended
December 31, 1998, 1997 and 1996:

                                   INCOME          SHARES     PER-SHARE
                                  NUMERATOR    (DENOMINATOR)     AMOUNT

1998

Income before
  extraordinary
  item                           $1,637,000        2,339,119
     Basic earnings
     per share                                                     $.70

Effect of dilutive
  securities:
     Stock options                        -          283,634

Diluted earnings
  per share                      $1,637,000        2,622,753       $.62

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 9:   EARNINGS PER SHARE (CONTINUED)

   1997
Income before
  extraordinary
  item                           $2,136,000        2,317,056
    Basic earnings
       per share                                                   $.92

Effect of
 dilutive securities:
    Stock options                         -          217,848

Diluted earnings
  per share                      $2,136,000        2,534,904       $.84

   1996
Income before
  extraordinary
  item                           $1,910,000        2,298,804
    Basic earnings
      per share                                                    $.83

Effect of
  dilutive securities:
    Stock options                         -          116,684

Diluted earnings
  per share                      $1,910,000        2,415,488       $.79


NOTE 10:  COMMITMENTS AND CREDIT RISKS

     The Bank grants commercial, residential, and other installment loans to customers throughout the state of Colorado and, in addition, invests in municipal obligations of various entities in the state.

     Lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Lines of credit generally have fixed expiration dates. Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements. Each customer's creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management's credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, commercial real estate, and residential real estate. Management uses the same credit policies in granting lines of credit as it does for on balance sheet instruments.

     At December 31, 1998 and 1997, the Bank had granted unused lines of credit to borrowers aggregating approximately
$58,719,000 and $45,875,000, respectively.  At December 31, 1998, unused lines of credit consisted of approximately $57,771,000 for commercial lines and $948,000 for open-end consumer lines.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 10:  COMMITMENTS AND CREDIT RISKS (Continued)

     Letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing, and similar transactions. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

     The Bank had total outstanding letters of credit amounting to $1,318,000 and $948,000 at December 31, 1998 and 1997,
respectively, with terms ranging from 15 days to two years.

     At December 31, 1998 and 1997, the Bank had outstanding commitments to originate loans aggregating approximately $12,780,000 and $9,468,000, respectively. The commitments extended over varying periods of time with the majority being disbursed within a one-year period.


NOTE 11:  OPERATING LEASES

     The Bank leases premises under a noncancelable lease which expires in 2001. The lease contains a renewal option clause for an additional five-year term and provides for periodic rental adjustment based on the Consumer Price Index.

     The estimated future minimum lease payments under noncancelable operating leases at December 31, 1998, were as follows:

          1999                                      $597,000
          2000                                       600,000
          2001                                       582,000
          2002                                       560,000
          2003                                       556,000
          Thereafter                                 640,000

          Total future
            minimum
            lease payment                        $3,535,000

     Total rental expense for all operating leases (net of month-to-month sublease rental income in 1995), including certain cancelable equipment leases, was $614,000, $509,000, and $458,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 12:  EMPLOYEE BENEFIT PLANS AND STOCK OPTIONS

     The Company provides a 401(k) profit sharing plan for its employees, contributing annually to a profit sharing trust. All employees who are at least 21 years old and who have been employed by the Company for at least one year are eligible to participate. Total contributions were approximately $226,000, $195,000, and $174,000 in 1998, 1997 and 1996, respectively. The
Company matches 50% of the first 6% of the participants' contributions; additional contributions may be made at the discretion of the Board of Directors. Company contributions are 20% vested after the participant has completed two years of service, with 20% incremental increases in vesting for each of the next four years.

     During the year ended December 31, 1994, the Company adopted a Non-Employee Director Equity Compensation Plan (Compensation
Plan) effective January 1, 1995. The Compensation Plan provides for the initial authorization of 50,000 shares of common stock. Under the provisions of the Compensation Plan, the directors are compensated $6,000 annually provided certain performance measures are met. The directors have the option of accepting the Company's common stock in lieu of cash compensation. If the director opts for common stock, the number of shares issued is determined on the first business day of the year. The director has voting rights on the common stock issued as compensation; however, the common stock is restricted until the director has met all performance measures. In January 1998 and 1997, the Company issued 2,000, and 3,750 common shares, respectively, pursuant to the Compensation Plan at exercise prices of $24.00 and $16.00, respectively.

     The Company adopted the Equity Incentive Plan (Incentive
Plan) in December 1992 for certain key employees of the Company. The Incentive Plan provides for the authorization of 624,000 shares of common stock, plus an additional authorization of one-half percent of the outstanding shares of common stock as of each succeeding annual anniversary of the effective date of the Incentive Plan. Options issued within the Incentive Plan vest in three equal increments on the date of grant and the first two anniversaries thereof, and expires ten years after date of grant.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 12:  EMPLOYEE BENEFIT PLANS AND STOCK OPTIONS (Continued)

     A summary of the status of the Incentive Plan at December
31, and changes during the year is presented below:

                                                                                (RESTATED)
                                          -------1998----------     ---------1997---------
                                                         WEIGHTED                 WEIGHTED
                                                          AVERAGE                  AVERAGE
                                                         EXERCISE                 EXERCISE
                                            SHARES          PRICE     SHARES         PRICE
Outstanding,
  beginning of year                        443,400          $5.61    429,200         $4.92
Granted                                     43,700          11.38     40,600         11.75
Exercised                                  (6,500)           3.97   (22,800)          4.16
Forfeited                                  (1,400)           5.19    (3,600)          6.13

Outstanding, end of year                   479,200          $6.16    443,400         $5.61

Options exercisable,
  end of year                              436,734                   407,500





                                                    (RESTATED)
                                          --------------1996----------------
                                                                    WEIGHTED
                                                                     AVERAGE
                                                                    EXERCISE
                                            SHARES                     PRICE
Outstanding,
  beginning of year                        401,500                     $4.78
Granted                                     27,700                      7.63
Exercised                                        -                         -
Forfeited                                        -                         -

Outstanding, end of year                   429,200                     $4.92

Options exercisable,
  end of year                              351,400


     The following table summarizes information about stock options under the Incentive Plan outstanding at December 31, 1998:

                             ----------OPTIONS OUTSTANDING-------   --OPTIONS EXERCISABLE--
                                             WEIGHTED
                                              AVERAGE               WEIGHTED                     WEIGHTED
                                             REMAINING               AVERAGE                      AVERAGE
   RANGE OF                    NUMBER       CONTRACTUAL              EXERCISE        NUMBER       EXERCISE
EXERCISE PRICES              OUTSTANDING       LIFE        PRICE    EXERCISABLE       PRICE

$4.50                            154,000     4 years        $4.50      154,000       $4.50
$4.00                             20,000     5 years        $4.00       20,000       $4.00
$3.75 to $3.81                    28,000     6 years        $3.76       28,000       $3.76
$5.38                            166,800     7 years        $5.38      166,800       $5.38
$7.63                             26,300     8 years        $7.63       26,300       $7.63
$11.75                            40,400     9 years       $11.75       27,067      $11.75
$11.38                            43,700    10 years       $11.38       14,567      $11.38

     The Company also adopted a Nonemployee Directors' Stock Option Plan (Directors' Plan) in December 1992. An aggregate of 22,000 shares of common stock are reserved for issuance under the Directors' Plan. Nonemployee directors are automatically granted options to purchase 500 common shares during each fiscal year following election to the Board. The Board of Directors, or a committee consisting of such Board members or other persons as may be appointed by the Board, administer the Directors' Plan. The Directors' Plan is currently administered by the Board of Directors. Each option under the Directors' Plan expires five years from the date of grant.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 12:  EMPLOYEE BENEFIT PLANS AND STOCK OPTIONS  (CONTINUED)

     A summary of the status of the Directors' Plan at December
31, and changes during the year is presented below:

                                                                         (RESTATED)
                                           --------1998---------     --------1997----------
                                                      WEIGHTED                     WEIGHTED
                                                       AVERAGE                      AVERAGE
                                                      EXERCISE                     EXERCISE
                                            SHARES      PRICE          SHARES        PRICE
Outstanding,
  beginning of year                          9,000          $7.14     12,500        $10.17
Granted                                      2,000          12.50      2,000         12.07
Exercised                                  (1,500)           4.13    (5,500)          4.48
Forfeited                                        -              -          -             -
Outstanding, end of year                     9,500          $8.74      9,000         $7.14
Options exercisable,
  end of year                                7,500                     7,000


                                                   (RESTATED)
                                         --------------1996----------------
                                                                    WEIGHTED
                                                                     AVERAGE
                                                                    EXERCISE
                                            SHARES                     PRICE
Outstanding,
  beginning of year                         10,000                     $4.47
Granted                                      2,500                      8.00
Exercised                                        -                         -
Forfeited                                        -                         -

Outstanding, end of year                    12,500                    $10.17

Options exercisable,
  end of year                               10,000

The following table summarizes information about stock options under the Directors' Plan outstanding at December 31, 1998:

                                ----------OPTIONS OUTSTANDING-------   --OPTIONS EXERCISABLE--
                                               WEIGHTED
                                                AVERAGE               WEIGHTED                     WEIGHTED
                                              REMAINING                AVERAGE                      AVERAGE
      RANGE OF                    NUMBER      CONTRACTUAL              EXERCISE     NUMBER       EXERCISE
   EXERCISE PRICES              OUTSTANDING      LIFE        PRICE   EXERCISABLE    PRICE

             $3.75             1,500          1 years        $3.75       1,500        $3.75
             $5.50             1,500          2 years        $5.50       1,500        $5.50
             $8.00             2,500          3 years        $8.00       2,500        $8.00
            $12.07             2,000          4 years       $12.07       2,000       $12.07
            $12.50             2,000          5 years       $12.50           -       $    -

     In May 1996, the Company adopted an "Option Bonus Plan" (Bonus Plan). The exercise price on all options is equal to the market price of the common stock on the date of grant. The option period expires ten years from the date the options were granted. The options vest and are exercisable six months after they are granted. The maximum number of shares that may be issued pursuant to the exercise of these options is 300,000 shares.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 12:   EMPLOYEE BENEFIT PLANS AND STOCK OPTIONS (Continued)

     A summary of the status of the Bonus Plan at December 31, and changes during the year is presented below:

                                --------1998------             -----------1997------------
                                          WEIGHTED                                WEIGHTED
                                           AVERAGE                                 AVERAGE
                                          EXERCISE                                EXERCISE
                                SHARES       PRICE               SHARES              PRICE
Outstanding,
  beginning
  of year                       78,586       $7.93               72,802              $7.63
Granted                        129,129       11.38                5,784              11.75
Exercised                            -           -                    -                  -
Forfeited                            -           -                    -                  -

Outstanding,
  end of year                  207,715      $10.07               78,586              $7.93

Options exercisable,
  end of year                   78,586                                -

     The following table summarizes information about stock options under the Bonus Plan outstanding at December 31, 1998:

                   ----------OPTIONS OUTSTANDING-------   --OPTIONS EXERCISABLE--
                                  WEIGHTED
                                   AVERAGE      WEIGHTED                     WEIGHTED
                                  REMAINING      AVERAGE                      AVERAGE
   RANGE OF            NUMBER     CONTRACTUAL   EXERCISE        NUMBER       EXERCISE
EXERCISE PRICES     OUTSTANDING     LIFE         PRICE        EXERCISABLE     PRICE

      $7.63          72,802        8 years         $7.63      72,802         $7.63
     $11.75           5,784        9 years        $11.75       5,784        $11.75
     $11.38         129,129       10 years        $11.38           -            $-

     The Company applies APB Opinion 25 and related Interpretations in accounting for its stock option plans, and no compensation cost has been recognized for the plans. Had compensation cost for the Company's stock option plans been determined based on the fair value at the grant dates using Statement of Financial Accounting Standards No. 123, the Company's net income would have decreased by approximately $368,000, $172,000, and $323,000 in 1998, 1997 and 1996,
respectively. In addition, the Company's basic earnings per share would have decreased by $.16 per share, $.07 per share, and $.14 per share in 1998, 1997 and 1996, respectively. Diluted earnings per share would have decreased $.14 per share, $.07 per share, and $.14 per share, respectively.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 13:  OTHER OPERATING EXPENSES

   Other operating expenses consist of the following:

                                1998            1997            1996

Professional services           $  729,000      $  586,000      $  618,000
Credit card                        352,000         309,000         247,000
Legal and
  accounting                       253,000         271,000          91,000
Advertising and
  promotion                        286,000         200,000         144,000
Postage and
  delivery                         176,000         150,000         114,000
Software maintenance
  and amortization                 164,000         140,000         124,000
Service charges                    131,000         129,000         140,000
Supplies                           191,000         112,000         138,000
Insurance and bonds                127,000         106,000          88,000
Telephone                          107,000          88,000          89,000
Printing                           124,000          86,000          93,000
Travel and
  entertainment                    114,000          67,000         104,000
Dues and
  subscriptions                     80,000          67,000          76,000
Deposit insurance                   23,000          19,000           2,000
Amortization of debt
  issuance costs                     2,000               -          17,000
Other operating
  expenses                         332,000         188,000          88,000

                                $3,191,000     $ 2,518,000    $  2,173,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 14:             BUSINESS ACQUISITIONS

     On December 17, 1998, the Company acquired all the outstanding shares of Lakewood State Bank common stock for $8,350,000, including $7,515,000 in cash and $835,000 held on deposit at the Bank. The acquisition has been accounted for as a purchase by recording the assets and liabilities of the acquiree at their estimated market values at the acquisition date. The consolidated operations of the Company include the operations of the acquiree, which was liquidated into another branch bank from the acquisition date. Unaudited Pro Forma consolidated operations assuming the purchase was made at the beginning of each year are shown below:

                                      1998           1997          1996

Net Interest Income            $12,580,000    $12,099,000   $10,399,000

Net Income                     $ 1,386,000    $ 1,795,000   $ 1,285,000

Basic earnings
  per share                           0.57           0.77          0.56

     The Pro Forma results are not necessarily indicative of what would have occurred had the acquisition been on those date, nor are they necessarily indicative of future operations.

     Pro Forma data reflect the amortization expense from revaluing Lakewood State Bank's investment portfolio, additional interest expense related to the financing of the purchase, and amortization expense related to debt issuance costs and the excess of cost over the fair value of assets acquired. These items each affect income tax expense proportionally.


NOTE 15:  TRANSACTIONS WITH RELATED PARTIES

     At December 31, 1998 and 1997, the Bank had loans outstanding to shareholders, executive officers, and directors of the Company and their affiliates, in the amount of $3,341,000 and $2,175,000, respectively. New loans made to shareholders, executive officers, and directors of the Company and their affiliates approximated $1,510,000 and $716,000, and repayments approximated $344,000 and $221,000 for the years ended December 31, 1998 and 1997, respectively.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 15:  TRANSACTIONS WITH RELATED PARTIES   (CONTINUED)

     In management's opinion, such loans and other extensions of credit and deposits were made in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time of comparable transactions with other persons. Further, in management's opinion, these loans did not involve more than normal risk of collectability or present other unfavorable features.

     From time to time, the Bank purchases loans from a locally owned mortgage company until the mortgage company sells the loans into the secondary mortgage market. The loans are then sold back to the mortgage company. Initially, the Bank receives interest during its holding period of prime plus .50%. All origination fees and interest on the loan in excess of the rate payable to the Bank are retained by the mortgage company. If the mortgage is not sold within specified periods, the Bank is entitled to receive all of the interest paid on the mortgage from inception and may be entitled to receive all or a portion of the origination fees. The mortgage company provides loan servicing during the period that the mortgage is held by the Bank. During the years ended December 31, 1998, 1997 and 1996, the Bank earned interest income on such loans of $276,000, $59,000, and $6,000, respectively. During the years ended December 31, 1998, 1997 and 1996, the Bank purchased loans in the amounts of $48,364,000, $5,762,000, and $4,106,000 and sold loans in the amount of $44,079,000, $4,509,000, and $4,106,000, respectively. All loans sold back to the mortgage company are without recourse to the Bank. The Chairman of the Board of the Bank is a director and treasurer of the mortgage company.


NOTE 16:  SUBSEQUENT EVENTS

     On January 14, 1999, the Bank transferred $15,405,000 of available-for-sale securities to held-to-maturity.


NOTE 17:  ADDITIONAL CASH FLOW INFORMATION

     The Company purchased all of the capital stock of Lakewood
State Bank for $8,350,000 ($7,515,000 in cash and $835,000 held on deposit at the Bank). In conjunction with the acquisition, assets acquired and liabilities assumed are as follows:

Fair value of assets acquired                 $50,020,000
Cash paid for the capital stock               (7,515,000)

   Liabilities assumed                        $42,505,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996

NOTE 17:  ADDITIONAL CASH FLOW INFORMATION   (CONTINUED)

ADDITIONAL CASH
PAYMENT INFORMATION

                                          1998          1997        1996
    Income taxes paid                 $638,000      $819,000    $397,000

    Interest paid                   $5,900,000    $5,012,000  $4,347,000

NON-CASH INVESTING
ACTIVITIES

  Reclassification of
    securities from
    available-for-sale
   to held-to-maturity
    at fair value                   $        -    $5,092,000  $8,808,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 18:  CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY

     Financial statements of the parent company, Union
Bankshares, Ltd., are shown below and should be read in conjunction with the consolidated financial statements.

                     CONDENSED BALANCE SHEETS

                    DECEMBER 31, 1998 AND 1997

                              ASSETS
                                        1998              1997
Cash                                    $ 2,432,000       $  311,000
Available-for-sale
  securities                              2,685,000        3,700,000
Excess of cost over
  fair value of net
  assets acquired,
  net of amortization                     2,494,000        2,720,000
Investment in subsidiary                 22,550,000       13,757,000
Accrued interest
  receivable                                 37,000           40,000
Income taxes receivable                      33,000                -
Deferred income taxes                             -           26,000
Other assets                                577,000                -

   Total Assets                        $ 30,808,000     $ 20,554,000


               LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Cumulative Trust
    Preferred
    Securities                         $ 10,304,000            $   -
  Note payable                                    -        2,000,000
  Accrued interest
   payable                                   36,000                -
  Other liabilities                         124,000          332,000
   Total Liabilities                     10,464,000        2,332,000

STOCKHOLDERS' EQUITY
  Common stock                                1,000            1,000
  Additional paid-in
   capital                                9,640,000        9,584,000
  Unrealized gains on
   subsidiary's
   available-for-sale
   securities                               643,000          253,000
  Retained earnings                      10,060,000        8,384,000
   Total Stockholders'
     Equity                              20,344,000       18,222,000

   Total Liabilities
     and Stockholders'
     Equity                            $ 30,808,000     $ 20,554,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996

NOTE 18:   CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY
            (CONTINUED)

                  CONDENSED STATEMENTS OF INCOME

           YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                1998            1997            1996
OPERATING INCOME
  Dividends from
   subsidiary                   $1,000,000      $1,600,000      $1,250,000
  Interest income                  157,000         224,000         241,000
   Total operating income        1,157,000       1,824,000       1,491,000

OPERATING EXPENSES
  Interest                         157,000         268,000         385,000
  Amortization of excess of
    investment in
    subsidiary over
    net assets acquired            228,000         226,000         226,000
  Salaries and employee
    benefits                       374,000         479,000         354,000
  Occupancy and equipment           36,000          13,000          13,000
  Other                            516,000         305,000         321,000
   Total operating expenses      1,311,000       1,291,000       1,299,000

INCOME BEFORE EQUITY IN
  UNDISTRIBUTED EARNINGS
  OF SUBSIDIARY, INCOME TAX
  BENEFIT, AND EXTRAORDINARY
  ITEM                            (154,000)        533,000         192,000

EQUITY IN UNDISTRIBUTED
  EARNINGS OF SUBSIDIARY         1,424,000       1,337,000       1,398,000

INCOME TAX BENEFIT                 367,000         266,000         320,000

INCOME BEFORE
  EXTRAORDINARY ITEM             1,637,000       2,136,000       1,910,000

EXTRAORDINARY ITEM
  Loss on early extinguishment
  of debt (net of applicable
  income taxes of $201,000)              -               -         337,000

NET INCOME                      $1,637,000      $2,136,000      $1,573,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996


NOTE 18:  CONDENSED FINANCIAL INFORMATION - PARENT COMPANY ONLY
          (CONTINUED)

                CONDENSED STATEMENTS OF CASH FLOWS

           YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                        1998            1997            1996

CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                            $ 1,637,000    $2,136,000       $1,573,000
  Adjustments to reconcile net income
     to net cash
     provided by (used in) operating
     activities:
     (Gains) losses on repurchase of
     notes payable                                -             -           65,000
     Amortization                           229,000       206,000          617,000
     Deferred taxes                          26,000        (3,000)         (12,000)
  Change in:
     Other assets                          (573,000)       26,000          (26,000)
     Accrued interest receivable              2,000        (4,000)          16,000
     Due from subsidiary                          -         7,000           41,000
     Equity in undistributed earnings
     of subsidiary                       (1,403,000)   (1,337,000)      (1,398,000)
     Other liabilities                     (170,000)      164,000         (228,000)
     Net cash (used in) provided by
     operating activities                  (252,000)    1,195,000          648,000

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of available-for-sale
     securities                          (2,686,000)   (3,704,000)      (6,351,000)
     Capital contribution to banking
     subsidiary                          (7,000,000)            -                -
     Proceeds from sales of available-
     for-sale securities                          -             -        4,890,000
     Proceeds from maturities of
     available-for-sale securities        3,700,000     3,460,000        3,830,000
               Net cash provided by (used
               in) investing activities  (5,986,000)     (244,000)       2,369,000

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of trust
     preferred securities                10,304,000             -                -
     Proceeds from notes payable                  -             -        4,000,000
     Principal repayments of notes
     payable                             (2,000,000)   (1,500,000)      (7,077,000)
     Proceeds from issuance of
     common stock                            56,000       149,000           51,000
                Net cash used in
                financing activities      8,360,000    (1,351,000)      (3,026,000)

NET INCREASE (DECREASE) IN CASH
AND CASH EQUIVALENTS                      2,122,000      (400,000)          (9,000)

CASH AND CASH EQUIVALENTS, BEGINNING
OF YEAR                                     311,000       711,000          720,000

CASH AND CASH EQUIVALENTS, END OF YEAR  $ 2,433,000     $ 311,000       $  711,000

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 19:  REGULATORY CAPITAL REQUIREMENTS

     The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weighing, and other factors.

     Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios (set forth in the table following) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to adjusted total assets (as defined). Management believes, as of December 31, 1998, that the Company and the Bank meet all capital adequacy requirements to which they are subject.

     As of December 31, 1998, the most recent notification from the Federal Deposit Insurance Corporation (FDIC) categorized the Company and the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Company and the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the category.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 19:  REGULATORY CAPITAL REQUIREMENTS  (Continued)

     The Company's and the Bank's actual capital amounts and ratios are also presented in the table. In accordance with FDIC regulations, no amount has been deducted from capital for interest rate risk.


                                                                        To be Well
                                                                        Capitalized Under
                                                For Capital             Prompt Corrective
                           Actual           Adequacy Purposes           Action Provisions
                      Amount     Ratio     Amount        Ratio          Amount    Ratio

As of December 31, 1998:

  Total risk-based capital
    (to risk-weighted assets):
      Consolidated  $25,387,000    15.2%     $ 13,347,000   8.0%      $16,684,000    10.0%
      Bank          $19,860,000    11.8%     $ 13,444,000   8.0%      $16,805,000    10.0%
  Tier I risk-based capital
    (to risk-weighted assets):
      Consolidated  $23,357,000    14.0%     $  6,673,000   4.0%      $10,010,000    6.0%
      Bank          $17,752,000    10.6%     $  6,722,000   4.0%      $10,083,000    6.0%
  Tier I leverage capital
    (to adjusted total assets):
      Consolidated  $23,357,000    8.3%      $ 11,261,000   4.0%      $14,076,000    5.0%
      Bank          $17,752,000    6.8%      $ 10,457,000   4.0%      $13,072,000    5.0%

As of December 31, 1997:
  Total risk-based capital
    (to risk-weighted assets):
      Consolidated  $17,208,000    11.2%     $ 12,308,000   8.0%      $15,386,000    10.0%
      Bank          $15,415,000    10.1%     $ 12,216,000   8.0%      $15,270,000    10.0%
  Tier I risk-based capital
    (to risk-weighted assets):
      Consolidated  $15,249,000    9.9%      $  6,154,000   4.0%      $ 9,231,000    6.0%
      Bank          $13,504,000    8.8%      $  6,108,000   4.0%      $ 9,162,000    6.0%
  Tier I leverage capital
    (to adjusted total assets):
      Consolidated  $15,249,000    6.9%      $  8,866,000   4.0%      $11,083,000    5.0%
      Bank          $13,504,000    6.6%      $  8,230,000   4.0%      $10,287,000    5.0%

     The Bank is subject to certain restrictions on the amount of dividends that it may declare without prior regulatory approval. At December 31, 1998, approximately $2,740,000 of retained earnings were available for dividend declaration without prior regulatory approval.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996



NOTE 20:  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

CASH AND CASH EQUIVALENTS

     For these short-term instruments, the carrying amount approximates Fair value.

INVESTMENT SECURITIES

     Fair values for investment securities equal quoted market prices, if available. If quoted market prices are not available, fair values are estimated based on quoted market prices of similar securities.

LOANS

     The fair value of loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. Loans with similar characteristics were aggregated for purposes of the calculations.
The carrying amount of accrued interest approximates its fair value.

MORTGAGE LOANS HELD FOR SALE

     Fair values of mortgage loans held for sale is estimated using the quoted market prices for securities backed by similar loans, adjusted for differences in loan characteristics.

DEPOSITS

     The fair value of demand deposits, savings accounts, NOW accounts, and certain money market deposits is the amount payable on demand at the reporting date (i.e., their carrying amount). The fair value of fixed-maturity time deposits is estimated using a discounted cash flow calculation that applies the rates currently offered for deposits of similar remaining maturities. The carrying amount of accrued interest payable approximates its fair value.

NOTES PAYABLE

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate fair value of existing debt.

                          UNION BANKSHARES, LTD.

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                      DECEMBER 31, 1998, 1997 AND 1996



NOTE 20:  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
            (CONTINUED)

GUARANTEED PREFERRED BENEFICIAL INTERESTS IN COMPANY'S DEBENTURES

     Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate fair value of existing debt.

COMMITMENTS TO EXTEND CREDIT AND LETTERS OF CREDIT

     The fair value of commitments is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties. For fixed-rate loan commitments, fair value also considers the difference between current levels of interest rates and the committed rates.
The fair value of letters of credit and lines of credit is based on fees currently charged for similar agreements or on the estimated cost to terminate or otherwise settle the obligations with the counterparties at the reporting date.

     The following table presents estimated fair values of the Company's financial instruments. The fair values of certain of these instruments were calculated by discounting expected cash flows, which method involves significant judgments by management and uncertainties. Fair value is the estimated amount at which financial assets or liabilities could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.
Because no market exists for certain of these financial instruments and because management does not intend to sell these financial instruments, the Company does not know whether the fair values shown below represent values at which the respective financial instruments could be sold individually or in the aggregate.

                          UNION BANKSHARES, LTD.

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                     DECEMBER 31, 1998, 1997 AND 1996



NOTE 20:  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS
            (CONTINUED)

                                   DECEMBER 31, 1998             DECEMBER 31, 1997
                              CARRYING                      CARRYING
                              AMOUNT         FAIR VALUE     AMOUNT         FAIR VALUE
FINANCIAL ASSETS
  Cash and due from banks     $18,914,000    $18,914,000    $15,314,000    $15,314,000
  Federal funds sold           26,505,000     26,505,000     11,400,000     11,400,000
  Available-for-sale
     securities                77,594,000     77,594,000     37,180,000     37,180,000
  Held-to-maturity
     securities                27,469,000     28,420,000     27,929,000     28,681,000
  Other investments               988,000        988,000        916,000        916,000
  Interest receivable           1,542,000      1,542,000      1,353,000      1,353,000
  Loans, net of allowance
     for loan losses          144,518,000    152,234,000    120,659,000    123,906,000
  Mortgage loans held for
     sale                       4,285,000      4,285,000      1,253,000      1,253,000

FINANCIAL LIABILITIES
  Deposits                    271,650,000    267,851,000    190,076,000    186,829,000
  Notes payable                10,000,000     10,000,000     12,000,000     12,137,000
  Guaranteed Preferred
    Beneficial Interests
    in Company's
    Debentures                 10,304,000     10,304,000
  Interest payable                471,000        471,000        187,000        187,000

UNRECOGNIZED FINANCIAL
  INSTRUMENTS
  (net of contract amount):
    Commitments to extend credit        -              -              -              -
    Letters of credit                   -              -              -              -
    Lines of credit                     -              -              -              -

NOTE 21:  FUTURE CHANGES IN ACCOUNTING PRINCIPLES

     The Financial Accounting Standards Board recently issued Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities." Statement No. 133, which becomes effective for periods beginning after June 15, 1999, requires that business enterprises recognized all derivative instruments either as assets or liabilities in the financial statements and record those instruments at fair value. Changes in fair value of these derivatives are recognized in the statement of income or comprehensive income in the period of change. Management has not yet determined the impact on the Company's financial position and results of operations of adopting Statement No. 133.

                      UNION BANKSHARES, LTD.

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                 DECEMBER 31, 1998, 1997 AND 1996